EXHIBIT 10.1

              SECOND AMENDMENT TO STOCK OPTION AGREEMENT

              This Second Amendment to Stock Option Agreement
("Amendment") is entered into as of the 7th day of May, 1998 by and between Trion, Inc. (hereinafter called the "Company"), a Pennsylvania corporation.


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              Steven L. Schneider, a key employee of the Company
residing in Sanford, North Carolina (hereinafter called the "Optionee");

                               W I T N E S S E T H

              WHEREAS, the Company and the Optionee entered into that certain Stock Option Agreement, dated as of March 31, 1993 and as first amended on July 28, 1995 (the "Stock Option Agreement"); and

              WHEREAS, the parties acknowledge that it is desirable, necessary and appropriate to amend the Stock Option Agreement to extend the Option Period to ten years;

               NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

               1.  Definitions.  Effective as of the date hereof,
Section 1 Subsection (g) thereof is amended to read in its entirely as follows:

                     "Option Period" means the period of time beginning on the Commencement Date and ending on the tenth anniversary of such date, inclusive of such dates.

               2. Effective of Amendment. Except as expressly modified hereunder, the Stock Option Agreement shall remain in full force and effect.

               3. Headings. The headings of paragraphs herein are included solely for convenience of reference and shall not control the meanings or interpretation of any provisions of this Amendment.

               4. Merger. The Stock Option Agreement, as amended by this Amendment, contains the entire understanding between the parties hereto and supersedes any prior or contemporary contracts, agreements, understandings and/or negotiations, whether oral or written.

               5. Counterparts. This amendment may be executed in two or more counterparts each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.





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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the day and year first above written.

Attest:                                              TRION, INC.
/s/Calvin J. Monsma                                  By /s/ J.W. Deering

Witness:                                             OPTIONEE
/s/Gloria J. Hubbard                             /s/ Steven L. Schneider


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